Exhibit 99.2

STATISTICAL SUPPLEMENT

SECOND QUARTER 2011

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

SECOND QUARTER 2011

TABLE OF CONTENTS

Financial Highlights	1
Consolidated Financial Statements
Income Statements	2
Balance Sheets	3
Underwriting and Premium Information
GAAP Underwriting Results	4-10
Investments
Net Investment Income	11
Investment Portfolio	12
Credit Quality and Duration of Fixed Maturities	13
Top 10 Holdings	14
Underwriting and Premium Information	15
Other Information
Non-GAAP Financial Measures	16
Corporate Information	17
Market and Dividend Information	17
Financial Strength and Debt Ratings	17

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q2-YTD 2010	Q2-YTD 2011
PREMIUMS
Direct premiums written	$782.8	$815.2	$774.7	$833.3	$891.3	$1,498.0	$1,724.6
Net premiums written	802.0	803.7	717.1	749.9	815.4	1,527.2	1,565.3
Net premiums earned	697.8	728.0	748.7	761.7	770.5	1,364.3	1,532.2
EARNINGS
Segment income (loss) before interest expense and taxes	$14.6	$79.2	$76.2	$49.8	$(46.8)	$72.3	$3.0
Segment income (loss) after interest expense and taxes	1.8	44.7	43.7	26.0	(38.1)	33.8	(12.1)
Income (loss) from continuing operations	2.2	51.4	57.4	27.9	(32.4)	44.4	(4.5)
Net income (loss)	2.3	52.3	58.4	29.3	(31.8)	44.1	(2.5)
PER SHARE DATA (DILUTED) (1)
Segment income (loss) after taxes	$0.04	$0.98	$0.95	$0.56	$(0.84)	$0.72	$(0.27)
Income (loss) from continuing operations	0.05	1.12	1.25	0.61	(0.71)	0.95	(0.10)
Net income (loss)	0.05	1.15	1.27	0.64	(0.70)	0.94	(0.06)

Weighted average shares outstanding (1)	45.5	45.7	45.9	46.0	45.4	46.8	45.4

BALANCE SHEET

(In millions, except per share data)	June 30 2010	September 30 2010	December 31 2010	March 31 2011	June 30 2011
Total assets	$8,373.4	$8,596.7	$8,569.9	$8,514.9	$8,981.3
Total loss and loss adjustment expense reserves	3,224.7	3,232.1	3,277.7	3,315.4	3,406.4
Total shareholders’ equity	2,351.6	2,478.8	2,460.5	2,488.7	2,485.0
Property and Casualty Companies
Statutory surplus	$1,752.0	$1,795.3	$1,747.3	$1,776.6	$1,658.6
Premium to surplus ratio	1.63:1	1.65:1	1.75:1	1.73:1	1.86:1
Book value per share	$52.61	$55.25	$54.74	$55.06	$54.96
Book value per share, excluding net unrealized gains and losses related to investments, net of tax	$49.02	$50.23	$51.92	$52.06	$51.12
Tangible book value per share (total book value excluding goodwill)	$48.61	$51.25	$50.75	$51.10	$51.00
Shares outstanding	44.7	44.9	44.9	45.2	45.2

Total debt/equity	26.9%	25.8%	24.6%	22.5%	34.5%
Total debt/total capital	21.2%	20.5%	19.8%	18.4%	25.7%

(1)	Weighted average shares outstanding and per diluted share amounts in 2011 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2011	2010	% Change	2011	2010	% Change
REVENUES
Premiums earned	$770.5	$697.8	10.4	$1,532.2	$1,364.3	12.3
Net investment income	61.0	61.8	(1.3)	121.4	122.9	(1.2)
Total net realized investment gains	13.4	0.2	N/M	16.7	11.1	50.5
Fees and other income	9.0	8.5	5.9	17.4	16.6	4.8

Total revenues	853.9	768.3	11.1	1,687.7	1,514.9	11.4

LOSSES AND EXPENSES
Losses and loss adjustment expenses	617.5	498.4	23.9	1,128.5	930.0	21.3
Policy acquisition expenses	181.3	163.0	11.2	362.1	317.4	14.1
Interest expense on debt	10.8	11.7	(7.7)	21.2	21.0	1.0
Other operating expenses	104.0	92.1	12.9	198.1	184.1	7.6

Total losses and expenses	913.6	765.2	19.4	1,709.9	1,452.5	17.7

Income (loss) from continuing operations before federal income taxes	(59.7)	3.1	N/M	(22.2)	62.4	(135.6)
Federal income tax expense (benefit)	(27.3)	0.9	N/M	(17.7)	18.0	(198.3)

Income (loss) from continuing operations	(32.4)	2.2	N/M	(4.5)	44.4	N/M

Discontinued operations	0.6	0.1	N/M	2.0	(0.3)	N/M

Net income (loss)	$(31.8)	$2.3	N/M	$(2.5)	$44.1	(105.7)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2011	December 31 2010	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,466.3 and $4,598.8)	$4,697.9	$4,797.9	(2.1)
Equity securities, at fair value (cost of $147.8 and $120.7)	164.2	128.6	27.7
Other investments	44.0	39.4	11.7

Total investments	4,906.1	4,965.9	(1.2)

Cash and cash equivalents	721.6	290.4	148.5
Accrued investment income	53.7	53.8	(0.2)
Premiums and accounts receivable, net	760.9	772.0	(1.4)
Reinsurance recoverable on paid and unpaid losses	1,280.9	1,254.2	2.1
Deferred policy acquistion costs	348.9	345.3	1.0
Deferred federal income taxes	173.1	177.4	(2.4)
Goodwill	178.8	179.2	(0.2)
Other assets	428.9	398.1	7.7
Assets of discontinued operations	128.4	133.6	(3.9)

Total assets	$8,981.3	$8,569.9	4.8

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$3,406.4	$3,277.7	3.9
Unearned premiums	1,553.0	1,520.3	2.2
Expenses and taxes payable	519.0	541.7	(4.2)
Reinsurance premiums payable	33.1	34.4	(3.8)
Debt	857.9	605.9	41.6
Liabilities of discontinued operations	126.9	129.4	(1.9)

Total liabilities	6,496.3	6,109.4	6.3

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,782.5	1,796.5	(0.8)
Accumulated other comprehensive income	182.5	136.7	33.5
Retained earnings	1,222.9	1,246.8	(1.9)
Treasury stock at cost (15.3 and 15.6 million shares)	(703.5)	(720.1)	(2.3)

Total shareholders’ equity	2,485.0	2,460.5	1.0

Total liabilities and shareholders’ equity	$8,981.3	$8,569.9	4.8

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION

Quarter ended June 30

	2011
	Commercial Lines					Personal Lines
	Multiple		Workers’							Other	Total
(In millions)	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Net premiums written	$144.7	$64.7	$44.2	$186.9	$440.5	$229.6	$133.2	$11.8	$374.6	$0.3	$815.4

Net premiums earned	$139.6	$61.2	$43.6	$164.1	$408.5	$229.1	$122.2	$10.6	$361.9	$0.1	$770.5
Losses and LAE:
Current accident year, excluding catastrophe losses	83.3	34.6	34.3	88.5	240.7	163.8	67.1	4.4	235.3	0.1	476.1
Prior year (favorable) unfavorable reserve development	(6.0)	1.7	(6.9)	1.9	(9.3)	(7.4)	0.8	0.7	(5.9)	(0.1)	(15.3)
Catastrophe losses	58.1	0.7	—	18.3	77.1	6.3	71.8	1.5	79.6	—	156.7

Total losses and LAE	135.4	37.0	27.4	108.7	308.5	162.7	139.7	6.6	309.0	—	617.5
Policy acquisition and other underwriting expenses					159.5				100.0	0.1	259.6

GAAP underwriting loss					(59.5)				(47.1)	—	(106.6)
Net investment income					34.0				23.1	3.9	61.0
Other income					5.4				3.2	1.6	10.2
Other operating expenses					(4.6)				(2.1)	(4.7)	(11.4)

Segment income (loss) before federal income taxes					$(24.7)				$(22.9)	$0.8	$(46.8)

	2010
	Commercial Lines					Personal Lines
	Multiple		Workers’							Other	Total
	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Net premiums written	$152.8	$68.1	$40.9	$163.3	$425.1	$237.2	$128.2	$11.5	$376.9	$—	$802.0

Net premiums earned	$109.4	$53.1	$31.7	$134.5	$328.7	$238.4	$119.9	$10.8	$369.1	$—	$697.8
Losses and LAE:
Current accident year, excluding catastrophe losses	64.7	30.6	24.2	70.3	189.8	178.0	64.8	5.1	247.9	0.1	437.8
Prior year (favorable) unfavorable reserve development	(9.5)	(2.8)	(6.7)	7.4	(11.6)	(13.0)	1.3	(0.9)	(12.6)	(0.2)	(24.4)
Catastrophe losses	19.4	—	—	6.3	25.7	6.7	51.8	0.8	59.3	—	85.0

Total losses and LAE	74.6	27.8	17.5	84.0	203.9	171.7	117.9	5.0	294.6	(0.1)	498.4
Policy acquisition and other underwriting expenses					140.8				105.1	0.1	246.0

GAAP underwriting loss					(16.0)				(30.6)	—	(46.6)
Net investment income					32.3				25.6	3.9	61.8
Other income					4.9				3.2	1.6	9.7
Other operating expenses					(4.3)				(1.7)	(4.3)	(10.3)

Segment income (loss) before federal income taxes					$16.9				$(3.5)	$1.2	$14.6

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION

Six Months ended June 30

	2011
	Commercial Lines					Personal Lines
	Multiple		Workers'							Other	Total
(In millions)	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Net premiums written	$281.9	$126.7	$90.0	$350.4	$849.0	$460.7	$234.4	$20.9	$716.0	$0.3	$1,565.3

Net premiums earned	$279.5	$122.5	$85.4	$321.9	$809.3	$458.0	$243.7	$21.1	$722.8	$0.1	$1,532.2
Losses and LAE:
Current accident year, excluding catastrophe losses	172.8	73.6	65.8	172.6	484.8	334.0	139.5	7.4	480.9	0.2	965.9
Prior year (favorable) unfavorable reserve development	(11.6)	1.4	(10.6)	(2.8)	(23.6)	(19.3)	(1.8)	1.1	(20.0)	(0.2)	(43.8)
Catastrophe losses	79.7	0.9	—	24.0	104.6	6.3	93.7	1.8	101.8	—	206.4

Total losses and LAE	240.9	75.9	55.2	193.8	565.8	321.0	231.4	10.3	562.7	—	1,128.5
Policy acquisition and other underwriting expenses					318.8				201.0	—	519.8

GAAP underwriting profit (loss)					(75.3)				(40.9)	0.1	(116.1)
Net investment income					67.6				45.8	8.0	121.4
Other income					10.3				6.3	3.3	19.9
Other operating expenses					(8.9)				(4.0)	(9.3)	(22.2)

Segment income (loss) before federal income taxes					$(6.3)				$7.2	$2.1	$3.0

	2010
	Commercial Lines					Personal Lines
	Multiple		Workers'							Other	Total
	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Net premiums written	$288.2	$131.1	$80.8	$300.3	$800.4	$478.3	$227.4	$20.8	$726.5	$0.3	$1,527.2

Net premiums earned	$208.0	$102.7	$60.3	$257.5	$628.5	$477.1	$237.4	$21.0	$735.5	$0.3	$1,364.3
Losses and LAE:
Current accident year, excluding catastrophe losses	125.8	60.2	47.7	137.1	370.8	362.2	130.1	8.6	500.9	0.4	872.1
Prior year (favorable) unfavorable reserve development	(17.0)	(4.3)	(16.6)	4.2	(33.7)	(27.8)	1.4	(0.9)	(27.3)	(0.5)	(61.5)
Catastrophe losses	33.2	0.5	—	10.6	44.3	7.4	66.8	0.9	75.1	—	119.4

Total losses and LAE	142.0	56.4	31.1	151.9	381.4	341.8	198.3	8.6	548.7	(0.1)	930.0
Policy acquisition and other underwriting expenses					271.9				210.7	0.1	482.7

GAAP underwriting profit (loss)					(24.8)				(23.9)	0.3	(48.4)
Net investment income					64.3				51.2	7.4	122.9
Other income					9.3				6.5	3.1	18.9
Other operating expenses					(9.1)				(2.8)	(9.2)	(21.1)

Segment income before federal income taxes					$39.7				$31.0	$1.6	$72.3

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING RATIOS

Quarter ended June 30

	2011
	Commercial Lines					Personal Lines
	Multiple		Workers’							Other	Total
	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.7%	56.6%	78.6%	53.8%	58.9%	71.5%	54.8%	41.5%	65.0%	N/M	61.8%
Prior year (favorable) unfavorable reserve development	(4.3)%	2.8%	(15.8)%	1.2%	(2.3)%	(3.2)%	0.7%	6.6%	(1.6)%	N/M	(2.0)%
Catastrophe losses	41.6%	1.1%	—	11.2%	18.9%	2.7%	58.8%	14.2%	22.0%	N/M	20.3%

Total loss and LAE ratio	97.0%	60.5%	62.8%	66.2%	75.5%	71.0%	114.3%	62.3%	85.4%	N/M	80.1%
Expense ratio					38.8%				26.8%	N/M	33.2%

Combined ratio					114.3%				112.2%	N/M	113.3%

Change in policies in force	24.7%	25.1%	50.2%	15.7%	23.6%	(6.0)%	(0.9)%	(6.8)%	(3.7)%	N/M	—
Retention	85.1%	79.4%	82.5%	N/M	83.1%	77.8%	80.9%	N/M	79.5%

	2010
	Commercial Lines					Personal Lines
	Multiple		Workers’							Other	Total
	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.2%	57.6%	76.3%	52.2%	57.8%	74.7%	54.0%	47.2%	67.1%	N/M	62.7%
Prior year (favorable) unfavorable reserve development	(8.7)%	(5.3)%	(21.1)%	5.5%	(3.5)%	(5.5)%	1.1%	(8.3)%	(3.4)%	N/M	(3.5)%
Catastrophe losses	17.7%	—	—	4.7%	7.8%	2.8%	43.2%	7.4%	16.1%	N/M	12.2%

Total loss and LAE ratio	68.2%	52.3%	55.2%	62.4%	62.1%	72.0%	98.3%	46.3%	79.8%	N/M	71.4%
Expense ratio					42.6%				27.7%	N/M	34.7%

Combined ratio					104.7%				107.5%	N/M	106.1%

Change in policies in force	1.1%	0.2%	4.8%	(0.8)%	0.6%	(5.0)%	3.6%	(6.0)%	(1.2)%	N/M	(1.0)%
Retention	81.5%	76.9%	75.5%	N/M	79.6%	75.2%	81.7%	N/M	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING RATIOS

Six Months ended June 30

	2011
	Commercial Lines					Personal Lines
	Multiple		Workers’							Other	Total
	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Losses and LAE ratio:
Current accident year, excluding catastrophe losses	61.9%	60.1%	77.0%	53.6%	59.9%	72.8%	57.2%	35.1%	66.6%	N/M	63.1%
Prior year (favorable) unfavorable reserve development	(4.2)%	1.1%	(12.4)%	(0.9)%	(2.9)%	(4.2)%	(0.7)%	5.2%	(2.8)%	N/M	(2.9)%
Catastrophe losses	28.5%	0.7%	—	7.5%	12.9%	1.4%	38.4%	8.5%	14.1%	N/M	13.5%

Total losses and LAE ratio	86.2%	61.9%	64.6%	60.2%	69.9%	70.0%	94.9%	48.8%	77.9%	N/M	73.7%
Expense ratio					39.2%				27.0%	N/M	33.4%

Combined ratio					109.1%				104.9%	N/M	107.1%

Change in policies in force	24.7%	25.1%	50.2%	15.7%	23.6%	(6.0)%	(0.9)%	(6.8)%	(3.7)%	N/M	—
Retention	85.1%	80.7%	82.1%	N/M	83.3%	77.8%	80.9%	N/M	79.5%

	2010
	Commercial Lines					Personal Lines
	Multiple		Workers’							Other	Total
	Peril	Auto	Comp	Other	Total	Auto	Home	Other	Total	P&C	P&C
Losses and LAE ratio:
Current accident year, excluding catastrophe losses	60.5%	58.6%	79.1%	53.3%	59.1%	75.8%	54.8%	41.0%	68.1%	N/M	63.9%
Prior year (favorable) unfavorable reserve development	(8.2)%	(4.2)%	(27.5)%	1.6%	(5.4)%	(5.8)%	0.6%	(4.3)%	(3.7)%	N/M	(4.5)%
Catastrophe losses	16.0%	0.5%	—	4.1%	7.0%	1.6%	28.1%	4.3%	10.2%	N/M	8.8%

Total losses and LAE ratio	68.3%	54.9%	51.6%	59.0%	60.7%	71.6%	83.5%	41.0%	74.6%	N/M	68.2%
Expense ratio					43.0%				27.8%	N/M	34.8%

Combined ratio					103.7%				102.4%	N/M	103.0%

Change in policies in force	1.1%	0.2%	4.8%	(0.8)%	0.6%	(5.0)%	3.6%	(6.0)%	(1.2)%	N/M	(1.0)%
Retention	80.1%	78.0%	74.8%	N/M	78.9%	75.2%	81.7%	N/M	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions)	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q2-YTD 2010	Q2-YTD 2011
Direct premiums written	$383.4	$400.9	$402.1	$466.8	$491.7	$725.7	$958.5

Net premiums written	$425.1	$415.3	$369.1	$408.5	$440.5	$800.4	$849.0

Net premiums earned	$328.7	$360.2	$384.7	$400.8	$408.5	$628.5	$809.3
Losses and LAE:
Current accident year, excluding catastrophe losses	189.8	214.0	225.8	244.1	240.7	370.8	484.8
Prior year favorable reserve development	(11.6)	(16.5)	(11.3)	(14.3)	(9.3)	(33.7)	(23.6)
Catastrophe losses	25.7	8.2	9.1	27.5	77.1	44.3	104.6

Total losses and LAE	203.9	205.7	223.6	257.3	308.5	381.4	565.8
Policy acquisition and other underwriting expenses	140.8	152.2	159.2	159.3	159.5	271.9	318.8

GAAP underwriting profit (loss)	$(16.0)	$2.3	$1.9	$(15.8)	$(59.5)	$(24.8)	$(75.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.8%	59.4%	58.7%	60.9%	58.9%	59.1%	59.9%
Prior year favorable reserve development	(3.5)%	(4.6)%	(2.9)%	(3.6)%	(2.3)%	(5.4)%	(2.9)%
Catastrophe losses	7.8%	2.3%	2.4%	6.9%	18.9%	7.0%	12.9%

Total loss and LAE ratio	62.1%	57.1%	58.2%	64.2%	75.5%	60.7%	69.9%
Expense ratio	42.6%	42.0%	41.1%	39.5%	38.8%	43.0%	39.2%

Combined ratio	104.7%	99.1%	99.3%	103.7%	114.3%	103.7%	109.1%

Combined ratio, excluding catastrophe losses	96.9%	96.8%	96.9%	96.8%	95.4%	96.7%	96.2%

Current accident year combined ratio, excluding catastrophe losses	100.4%	101.4%	99.8%	100.4%	97.7%	102.1%	99.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions)	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q2-YTD 2010	Q2-YTD 2011
Direct premiums written	$399.4	$414.3	$372.6	$366.5	$399.6	$772.3	$766.1

Net premiums written	$376.9	$388.4	$348.0	$341.4	$374.6	$726.5	$716.0

Net premiums earned	$369.1	$367.8	$364.0	$360.9	$361.9	$735.5	$722.8
Losses and LAE:
Current accident year, excluding catastrophe losses	247.9	242.6	252.7	245.6	235.3	500.9	480.9
Prior year favorable reserve development	(12.6)	(9.3)	(12.2)	(14.1)	(5.9)	(27.3)	(20.0)
Catastrophe losses	59.3	15.9	7.7	22.2	79.6	75.1	101.8

Total losses and LAE	294.6	249.2	248.2	253.7	309.0	548.7	562.7
Policy acquisition and other underwriting expenses	105.1	103.4	105.5	101.0	100.0	210.7	201.0

GAAP underwriting profit (loss)	$(30.6)	$15.2	$10.3	$6.2	$(47.1)	$(23.9)	$(40.9)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	67.1%	65.9%	69.5%	68.0%	65.0%	68.1%	66.6%
Prior year favorable reserve development	(3.4)%	(2.5)%	(3.4)%	(3.9)%	(1.6)%	(3.7)%	(2.8)%
Catastrophe losses	16.1%	4.3%	2.1%	6.2%	22.0%	10.2%	14.1%

Total loss and LAE ratio	79.8%	67.7%	68.2%	70.3%	85.4%	74.6%	77.9%
Expense ratio	27.7%	27.4%	28.2%	27.2%	26.8%	27.8%	27.0%

Combined ratio	107.5%	95.1%	96.4%	97.5%	112.2%	102.4%	104.9%

Combined ratio, excluding catastrophe losses	91.4%	90.8%	94.3%	91.3%	90.2%	92.2%	90.8%

Current accident year combined ratio, excluding catastrophe losses	94.8%	93.3%	97.7%	95.2%	91.8%	95.9%	93.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

TOTAL P&C

(In millions)	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q2-YTD 2010	Q2-YTD 2011
Direct premiums written	$782.8	$815.2	$774.7	$833.3	$891.3	$1,498.0	$1,724.6

Net premiums written	$802.0	$803.7	$717.1	$749.9	$815.4	$1,527.2	$1,565.3

Net premiums earned	$697.8	$728.0	$748.7	$761.7	$770.5	$1,364.3	$1,532.2
Losses and LAE:
Current accident year, excluding catastrophe losses	437.8	456.4	478.6	489.8	476.1	872.1	965.9
Prior year favorable reserve development	(24.4)	(25.9)	(23.7)	(28.5)	(15.3)	(61.5)	(43.8)
Catastrophe losses	85.0	24.1	16.8	49.7	156.7	119.4	206.4

Total losses and LAE	498.4	454.6	471.7	511.0	617.5	930.0	1,128.5
Policy acquisition and other underwriting expenses	246.0	255.5	264.7	260.2	259.6	482.7	519.8

GAAP underwriting profit (loss)	$(46.6)	$17.9	$12.3	$(9.5)	$(106.6)	$(48.4)	$(116.1)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.7%	62.7%	64.0%	64.2%	61.8%	63.9%	63.1%
Prior year favorable reserve development	(3.5)%	(3.6)%	(3.2)%	(3.7)%	(2.0)%	(4.5)%	(2.9)%
Catastrophe losses	12.2%	3.3%	2.2%	6.5%	20.3%	8.8%	13.5%

Total loss and LAE ratio	71.4%	62.4%	63.0%	67.0%	80.1%	68.2%	73.7%
Expense ratio	34.7%	34.6%	34.8%	33.7%	33.2%	34.8%	33.4%

Combined ratio	106.1%	97.0%	97.8%	100.7%	113.3%	103.0%	107.1%

Combined ratio, excluding catastrophe losses	93.9%	93.7%	95.6%	94.2%	93.0%	94.2%	93.6%

Current accident year combined ratio, excluding catastrophe losses	97.4%	97.3%	98.8%	97.9%	95.0%	98.7%	96.5%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q2-YTD 2010	Q2-YTD 2011
Net Investment Income
Fixed maturities	$62.7	$62.2	$61.5	$60.6	$60.3	$124.9	$120.9
Equity securities	0.6	1.1	2.2	1.3	1.4	1.2	2.7
Other investments	0.2	(0.5)	1.3	0.5	1.0	0.2	1.5
Investment expenses	(1.7)	(1.5)	(2.0)	(2.0)	(1.7)	(3.4)	(3.7)

Total	$61.8	$61.3	$63.0	$60.4	$61.0	$122.9	$121.4

Pre-tax Yields
Fixed maturities	5.51%	5.46%	5.37%	5.28%	5.35%	5.50%	5.32%
Total	5.23%	5.11%	5.13%	4.97%	5.09%	5.19%	5.04%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances at the end of each month during the period. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

June 30, 2011

(in millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized Q2 2011	Change in Net Unrealized YTD
Fixed Maturities:
U.S. Treasury and government agencies	AAA	$212.2	$214.4	3.8%	$2.2	$2.3	$0.4
Municipals:
Taxable	AA	787.7	808.9	14.4%	21.2	17.7	22.2
Tax exempt	A+	156.5	160.2	2.8%	3.7	1.2	0.7
Corporate:
NAIC 1	A	932.1	993.2	17.6%	61.1	8.8	5.0
NAIC 2	BBB	1,011.5	1,089.1	19.4%	77.6	9.8	7.4
NAIC 3 and below	B+	316.7	334.8	6.0%	18.1	(2.5)	—

Total corporate	BBB+	2,260.3	2,417.1	43.0%	156.8	16.1	12.4

Asset backed:
Residential mortgage backed	AA+	669.5	699.6	12.4%	30.1	1.5	0.2
Commercial mortgage backed	AA+	339.9	354.1	6.3%	14.2	(1.6)	(3.1)
Asset backed	A	40.2	43.6	0.8%	3.4	(0.1)	(0.3)

Total fixed maturities	A+	4,466.3	4,697.9	83.5%	231.6	37.1	32.5
Equity securities:
Perpetual preferred		10.1	17.8	0.3%	7.7	(0.1)	0.9
Common equity		137.7	146.4	2.6%	8.7	2.1	7.6

Total fixed maturities and equity securities		4,614.1	4,862.1	86.4%	248.0	39.1	41.0
Cash and cash equivalents		721.6	721.6	12.8%	—	—	—
Other investments		40.9	44.0	0.8%	3.1	—	0.4

Total		$5,376.6	$5,627.7	100.0%	$251.1	$39.1	$41.4

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

June 30, 2011

CREDIT QUALITY OF FIXED MATURITIES

(In millions)
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$3,010.7	$3,148.1	67.0%
2	Baa	1,131.8	1,207.8	25.7%
3	Ba	160.8	171.2	3.7%
4	B	115.2	119.2	2.5%
5	Caa and lower	39.4	40.8	0.9%
6	In or near default	8.4	10.8	0.2%

Total fixed maturities		$4,466.3	$4,697.9	100.0%

DURATION OF FIXED MATURITIES

(In millions)
	Amortized Cost	Fair Value	% of Total Fair Value
0-2 years	$1,084.3	$1,125.7	24.0%
2-4 years	1,001.5	1,071.2	22.8%
4-6 years	1,062.5	1,140.6	24.3%
6-8 years	759.9	793.3	16.9%
8-10 years	352.8	359.1	7.6%
10+ years	205.3	208.0	4.4%

Total fixed maturities	$4,466.3	$4,697.9	100.0%

Weighted Average Duration	4.45

THE HANOVER INSURANCE GROUP

TOP 10 FIXED MATURITY HOLDINGS

June 30, 2011

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Virginia State Housing	$23.6	$24.4	0.43%	AA+
Wells Fargo	23.4	25.1	0.45%	AA-
CVS	20.1	22.0	0.39%	BBB+
Kellogg	18.8	19.5	0.35%	BBB+
M&T Bank	18.6	19.6	0.35%	A-
Comcast	18.4	20.9	0.37%	BBB+
PNC Bank	17.9	19.4	0.34%	A
American Express	16.6	18.1	0.32%	BBB+
Miller Brewing	16.5	18.2	0.32%	BBB+
Metlife	16.2	16.8	0.30%	AA-

Top 10 Fixed Maturity Holdings	$190.1	$204.0	3.62%

Excludes U.S. Government and government agency securities, commercial and residential mortgage-backed securities, and asset-backed securities.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF SEGMENT INCOME TO NET INCOME

	Quarter ended June 30				Six Months ended June 30
	2011		2010		2011		2010
(In millions, except per share data)	$	Per Share (Diluted) (1)	$	Per Share (Diluted)	$	Per Share (Diluted) (1)	$	Per Share (Diluted)
SEGMENT INCOME
Property and Casualty
Commercial Lines	$(24.7)		$16.9		$(6.3)		$39.7
Personal Lines	(22.9)		(3.5)		7.2		31.0
Other Property and Casualty (2)	0.8		1.2		2.1		1.6

Total Property and Casualty	(46.8)		14.6		3.0		72.3

Interest expense on debt	(10.8)		(11.7)		(21.2)		(21.0)

Segment income (loss) before federal income taxes	(57.6)	$(1.27)	2.9	$0.06	(18.2)	$(0.40)	51.3	$1.09

Federal income tax (expense) benefit on segment income (loss)	19.5	0.43	(1.1)	(0.02)	6.1	0.13	(17.5)	(0.37)

Segment income (loss) after federal income taxes	(38.1)	(0.84)	1.8	0.04	(12.1)	(0.27)	33.8	0.72
Net realized investment gains	13.4	0.30	0.2	0.01	16.7	0.37	11.1	0.24
Gain (loss) from retirement of debt	0.3	0.01	—	—	(2.2)	(0.05)	—	—
Costs related to acquired businesses	(11.1)	(0.25)	—	—	(13.8)	(0.31)	—	—
Loss on foreign exchange contract	(4.7)	(0.10)	—	—	(4.7)	(0.10)	—	—
Federal income tax (expense) benefit on non-segment income (loss)	7.8	0.17	0.2	—	11.6	0.26	(0.5)	(0.01)

Income (loss) from continuing operations	(32.4)	(0.71)	2.2	0.05	(4.5)	(0.10)	44.4	0.95

Discontinued operations, net of taxes	0.6	0.01	0.1	—	2.0	0.04	(0.3)	(0.01)

NET INCOME (LOSS)	$(31.8)	$(0.70)	$2.3	$0.05	$(2.5)	$(0.06)	$44.1	$0.94

(1)	Per diluted share amounts in 2011 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.
(2)	The six months ended June 30, 2011 reflects $2.7 million which was reclassified from Other Property and Casualty to Costs related to acquired businesses to reflect a consistent presentation with that adopted in the second quarter of 2011.

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include segment income before interest expense and taxes, total segment income after taxes, total segment income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income before interest expense and taxes is net income, excluding interest expense on debt, federal income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, net gains and losses on derivative transactions, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income before interest expense and taxes is the sum of the segment income from: Commercial Lines, Personal Lines, and Other Property and Casualty. The Hanover believes that measures of segment income before interest expense and taxes provide investors with a valuable measure of the performance of our ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income before and after interest expense and taxes and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income before interest expense and taxes and income from continuing operations per share to segment income after taxes per share for the quarters and six months ended June 30, 2011 and 2010 is set forth on page 15 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2011
	Price Range		Dividends
	High	Low	Per Share
March 31	$48.82	$45.08	$0.275
June 30	$46.15	$36.18	$0.275

Quarter Ended	2010
	Price Range		Dividends
	High	Low	Per Share
March 31	$44.63	$40.51	$0.25
June 30	$45.72	$42.33	$0.25
September 30	$47.00	$43.16	$0.25
December 31	$47.73	$45.25	$0.25

INDUSTRY RATINGS AS OF AUGUST 8, 2011

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	—	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc. Junior Subordinated Deben- tures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com